- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 22, 1994

                              MANVILLE CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                         1-8247                        84-0856796
 (State or other jurisdiction            (Commission                    (IRS Employer
      of incorporation)                  File Number)                Identification No.)

                       717 17TH STREET
                       DENVER, COLORADO                                     80202
           (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (303) 978-2000

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS.

     1.   Bonds Repurchase

        Please refer to the attached press release of Manville Corporation (the "Company") dated September 22, 1994 regarding the Bonds Repurchase Agreement dated September 22, 1994 between the Company and Manville Personal Injury Settlement Trust and the transactions contemplated in connection therewith.

     2.   Debt Offering of Schuller International Group, Inc.

        Please refer to the attached press release of Schuller International Group, Inc., a wholly owned subsidiary of the Company ("Schuller"), dated October 3, 1994 regarding the filing of a Registration Statement on Form S-1 (No. 33-84600) by Schuller with respect to the proposed
        public debt offering of Schuller's      % Senior Notes due 2004, by
        Manville Personal Injury Settlement Trust, as selling securityholder.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) and (b). None.
     (c). 10(a)  Bonds Repurchase Agreement dated September 22, 1994 between the Company and
                 Manville Personal Injury Settlement Trust.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            MANVILLE CORPORATION

                                            By: /s/  RICHARD B. VON WALD
                                            Name:  Richard B. Von Wald
                                            Title: Senior Vice President,
                                                   General Counsel and Secretary



Dated: October 5, 1994

                                                                       ITEM 5.1.

                                                           Contact: Sharon Sweet
                                                                  (303) 978-4694
                                                                   John Cummings
                                                                  (303) 978-4914

                      MANVILLE PREPAYS MOST OF TRUST BOND
                         OBLIGATION WITH SCHULLER NOTES

Denver, Colo. (September 22, 1994) -- Manville Corporation today announced that it is prepaying substantially all of its bond obligations to the Manville Personal Injury Settlement Trust (Trust) with an aggregate principal amount of $379 million of 10 3/8 percent Senior Notes due 2004 of its wholly owned subsidiary, Schuller International Group, Inc. The aggregate principal amount and interest rate of these Notes are subject to adjustment if the Trust sells at least $100 million of the Notes in the public market within six months. If the Trust does not sell at least $100 million of these Notes in the public markets within two years, under certain circumstances the interest rate will be adjusted downward.

"We're pleased to prepay the Manville bonds with Schuller debt, which has more flexible covenants than were in place and bears a lower estimated cost than would Manville debt," said Tom Stephens, Manville chairman.

The transaction will result in an extraordinary loss on the early extinguishment of debt of approximately $25 million, or 20 cents per share, because the $343 million carrying value of the Manville bond being repaid was determined by discounting the cash flow payments at a 13 percent rate. The principal amount of the Schuller Notes amount was determined by discounting the Manville bond cash flows at a negotiated interest rate.

Manville's sole remaining bond obligation to the Trust was carried on its June 30, 1994 balance sheet at about $13 million. The bond obligation requires payments of $75 million per year in 2013 and 2014.

Manville Corporation (NYSE: MVL) is a holding company with two principal subsidiaries -- wholly owned Schuller International, and 81.5 percent owned Riverwood International Corporation (NYSE: RVW). Products sold by Schuller International include insulation for buildings and equipment, roofing systems, reinforcements, and filtration. Riverwood International is a global paperboard, packaging and packaging machinery company. Founded in 1858, Manville Corporation and its subsidiaries employ approximately 16,000 people at more than 50 locations worldwide. Manville and its subsidiaries had approximately $3.6 billion in assets as of December 31, 1993.

                              MANVILLE CORPORATION
                     P.O. Box 5108 - Denver, CO 80217-5108

                                                                        ITEM 5.2


                                                 (SCHULLER LOGO)

NEWS
RELEASE                                   Leaders in Insulation, Reinforcements,
                                          Filtration and Building Products


                                                           Contact: Sharon Sweet
                                                                  (303) 978-4694

SCHULLER INTERNATIONAL FILES FOR SALE OF $250 MILLION IN SENIOR NOTES

DENVER, COLO. (October 3, 1994) -- Schuller International Group, Inc. today announced that it has filed a Form S-1 Registration Statement with the Securities and Exchange Commission relating to a proposed sale of $250 million of senior notes due 2004. The sale will be made by Manville Personal Injury Settlement Trust (Trust) as the selling securityholder. These Notes are a portion of the $379 million of Senior Notes received by the Trust on September 22, 1994, in exchange for previously existing Manville obligations. The Company will receive no proceeds from the sale.

Schuller International is a leading manufacturer of insulation and building products, with 1993 sales of $1.16 billion. Schuller produces and markets insulation products for buildings and equipment, commercial roofing systems, high-efficiency air filtration media, and fibers and nonwoven mats used as reinforcements in buildings and industrial applications. Schuller employs approximately 7,400 people and operates 35 manufacturing facilities in the United States, Canada and Germany. Schuller International is a wholly owned subsidiary of Manville Corporation (NYSE-MVL). Both are headquartered in Denver, Colo.

                                                    SCHULLER INTERNATIONAL, INC.
                                                    P.O. Box 5108
                                                    Denver, CO 80217-5108

                                EXHIBIT INDEX


EXHIBIT NO.                  EXHIBIT DESCRIPTION                           PAGE
- -----------                  -------------------                           ----
   10(a)    Bonds Repurchase Agreement dated September 22, 1994 between the Company and Manville Personal Injury Settlement Trust.